UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2021

WESTERN ASSET

MORTGAGE TOTAL

RETURN FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Mortgage Total Return Fund for the twelve-month reporting period ended December 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2022

II	Western Asset Mortgage Total Return Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current return. Under normal circumstances, the Fund invests at least 80% of its assets in mortgage-backed securities (“MBS”). MBS may be issued by U.S. government-sponsored entities such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). MBS represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities may or may not be backed by the full faith and credit of the U.S. government. Even when the U.S. government guarantees principal and interest payments on securities, this guarantee does not apply to losses resulting from declines in the market value of these securities. The Fund may invest in government stripped MBS and other stripped securities. The Fund may invest in securities of any maturity or duration, and the securities may have fixed, floating or variable rates. The Fund may enter into dollar rolls, sometimes referred to as mortgage dollar rolls.

The Fund will not invest more than 25% of its assets in MBS that are not issued or guaranteed by, or comprised of MBS issued or guaranteed by, a U.S. government agency or U.S. government-sponsored entity.

The Fund focuses on securities rated investment grade (that is securities rated in the Baa/ BBB categories or above, or, if unrated, securities that we determined to be of comparable credit quality). The Fund may invest up to 20% of its assets in securities rated below investment grade, or, if unrated, securities that we determined to be below investment grade.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options, swaps, interest rate swaps, futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and, overall, declined over the twelve-month reporting period ended December 31, 2021. Volatility was driven by a number

Western Asset Mortgage Total Return Fund 2021 Annual Report	1

Fund overview (cont’d)

of factors, including the repercussions from the COVID-19 pandemic, rebounding global growth, sharply rising inflation, fluctuating interest rates, and expectations for less accommodative central bank monetary policy. Most spread sectors (non-Treasuries) outperformed similar duration Treasuries, as many investors looked to generate incremental yield in the relatively low interest rate environment.

Short-term U.S. Treasury yields moved sharply higher as the Federal Reserve Board (the “Fed”) telegraphed that it was poised to begin raising interest rates in 2022. The yield for two-year Treasury note began the reporting period at 0.13% and ended the reporting period at 0.73%. The low of 0.09% occurred on February 5, 2021 and the high of 0.76% took place on December 27, 2021. Long-term U.S. Treasury yields also moved higher, as positive economic data and rising inflation triggered expectations that the Fed would remove its monetary policy accommodation sooner than previously anticipated. The yield for the ten-year Treasury began the reporting period at 0.93% (equaling its low for the period) and ended the reporting period at 1.52%. The high of 1.74% took place on March 19 and March 31, 2021.

The overall agency residential MBS market posted a negative return but outperformed similar-duration Treasury bonds during the reporting period. During the twelve months ended December 31, 2021, the overall agency MBS market, as measured by the Bloomberg U.S. Mortgage-Backed Securities Index (the “Index”)i, returned -1.04%. Within the Index, agency commercial mortgage-backed securities (“CMBS”) returned -1.85%. Non-Agency Legacy and Credit Risk Transfer (“CRT”) residential MBS sectors returned and 6.08% and 5.87%, respectively, according to J.P. Morgan. Lastly, the Non-Agency CMBS sector, as measured by Bloomberg Non-Agency CMBS Indexii, returned -0.63%.

Q. How did we respond to these changing market conditions?

A. A number of changes were made to the Fund during the reporting period. The Fund reduced exposure to agency residential MBS, specifically production coupons in Conventional and Ginnie Mae (“GNMA”) securities, favoring exposure to sectors less impacted by the Fed. The Fund also pared its allocation to agency CMBS and non-agency MBS. Their valuations became less attractive and, with the Fed tapering its purchase of these securities and the potential for paring some of these holdings from its balance sheet in 2022, we chose to reduce the Fund’s allocation. In contrast, we increased the Fund’s exposures to asset-backed securities (“ABS”), non-agency residential MBS and, to a lesser extent, agency CMBS. We also increased the Fund’s allocation to cash.

During the reporting period, the Fund utilized Treasury futures and options, Eurodollar futures, and interest rate swaps to manage the Fund’s duration and yield curve exposure. Overall, the use of these derivatives contributed to performance.

Performance review

For the twelve months ended December 31, 2021, Class A shares of Western Asset Mortgage Total Return Fund, excluding sales charges, returned 0.77%. The Fund’s

2	Western Asset Mortgage Total Return Fund 2021 Annual Report

unmanaged benchmark, the Bloomberg U.S. Mortgage-Backed Securities Index, returned -1.04% for the same period. The Lipper U.S. Mortgage Funds Category Averageiii returned -0.51% over the same time frame.

Performance Snapshot as of December 31, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Mortgage Total Return Fund:
Class 1[1]	0.66%	1.03%
Class A	0.63%	0.77%
Class C	0.29%[3]	0.07%[3]
Class C1[2]	0.31%[4]	0.11%[4]
Class I	0.69%	0.96%
Class IS	0.73%	1.16%
Bloomberg U.S. Mortgage-Backed Securities Index	-0.27%	-1.04%
Lipper U.S. Mortgage Funds Category Average	-0.59%	-0.51%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended December 31, 2021 for Class 1, Class A, Class C, Class C1, Class I and Class IS shares were 2.44%, 2.09%, 1.51%, 1.68%, 2.52% and 2.56%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class IS shares would have been 2.55%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

[1]

Class 1 shares of the Fund are closed to all new purchases and incoming exchanges. Investors owning Class 1 shares may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

[3]

Performance includes a payment by an affiliate to reimburse for an error. Absent this payment, performance for the six months ended December 31, 2021 would have been 0.19% and performance for the twelve months ended December 31, 2021 would have been -0.03%.

[4]

Performance includes a payment by an affiliate to reimburse for an error. Absent this payment, performance for the six months ended December 31, 2021 would have been 0.21% and performance for the twelve months ended December 31, 2021 would have been 0.01%.

Western Asset Mortgage Total Return Fund 2021 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2021, the gross total annual fund operating expense ratios for Class 1, Class A, Class C, Class C1, Class I and Class IS shares were 0.70%, 0.96%, 1.64%, 1.49%, 0.66% and 0.58%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The Fund’s allocation to non-agency residential MBS was the largest contributor to relative performance during the reporting period. These securities benefited from strong U.S. housing data, which resulted in tighter spreads, even though the spreads have still not reached pre-pandemic levels given that these sectors didn’t receive direct support from the U.S. Fed.

The Fund’s allocation to CMBS also added meaningful value as they continued to recover along with the overall U.S. economy. While the commercial sector remains further behind in terms of recovery, momentum is also building, and we continued to see value in the space. Finally, the Fund’s ABS exposure was positive for performance. Consumer fundamentals have improved post-COVID-19, with increased savings rates, declining revolving consumer credit balances, and lower interest rates, which has decreased debt burden levels to the lowest in twenty years.

Q. What were the leading detractors from performance?

A. The Fund generated a positive return and outperformed its benchmark over the reporting period. The largest detractor from results was the Fund’s allocation to agency collateralized mortgage obligations that were impacted from increasing prepayments and the market pricing of Fed hikes that flattened the yield curve. These factors caused the sector to underperform.

Duration and yield curve positioning were also a headwind for performance, as rates moved higher during the reporting period.

Thank you for your investment in Western Asset Mortgage Total Return Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 20, 2022

RISKS: Fixed income securities are subject to interest rate, credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. To the extent that the

4	Western Asset Mortgage Total Return Fund 2021 Annual Report

Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities. High-yield (“junk”) bonds are generally subject to greater credit risks than higher grade bonds. The U.S. government guarantee of principal and interest payments applies only to underlying securities in the Fund’s portfolio, not the Fund’s shares. Please note that the Fund’s shares are not guaranteed by the U.S. government or its agencies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The use of leverage may increase volatility and possibility of loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top four sector holdings (as a percentage of net assets) as of December 31, 2021 were: mortgage-backed securities (49.6%), collateralized mortgage obligations (37.7%), asset-backed securities (11.0%) and short-term investments (8.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Mortgage-Backed Securities Index tracks the performance of fixed-rate agency mortgage-backed pass-through securities guaranteed by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Effective June 1, 2017, hybrid adjustable-rate mortgages were removed from the index.

ii

The Bloomberg Non-Agency CMBS Index is made up of fixed-rate, publicly issued, U.S. dollar-denominated, non-agency collateralized mortgage-backed securities (CMBS). The Index only holds securities with a remaining weighted average life of less than five years.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 138 funds for the six-month period and among the 136 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Mortgage Total Return Fund 2021 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2021 and December 31, 2020 and does not include derivatives, such as written options, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Amount represents less than 0.1%.

6	Western Asset Mortgage Total Return Fund 2021 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2021 and held for the six months ended December 31, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]		Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	0.66%		$1,000.00	$1,006.60	0.66%	$3.34	Class 1	5.00%	$1,000.00	$1,021.88	0.66%	$3.36
Class A	0.63		1,000.00	1,006.30	0.93	4.70	Class A	5.00	1,000.00	1,020.52	0.93	4.74
Class C	0.29	[4]	1,000.00	1,002.90	1.60	8.08	Class C	5.00	1,000.00	1,017.14	1.60	8.13
Class C1	0.31	[4]	1,000.00	1,003.10	1.56	7.88	Class C1	5.00	1,000.00	1,017.34	1.56	7.93
Class I	0.69		1,000.00	1,006.90	0.61	3.09	Class I	5.00	1,000.00	1,022.13	0.61	3.11
Class IS	0.73		1,000.00	1,007.30	0.54	2.73	Class IS	5.00	1,000.00	1,022.48	0.54	2.75

Western Asset Mortgage Total Return Fund 2021 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	Total return includes a payment by an affiliate and without the payment, total return would have been lower.

8	Western Asset Mortgage Total Return Fund 2021 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class C	Class C1[2]		Class I	Class IS
Twelve Months Ended 12/31/21	1.03%	0.77%	0.07%[3]	0.11%[3]		0.96%	1.16%
Five Years Ended 12/31/21	3.38	3.10	2.41	2.61		3.41	3.51
Ten Years Ended 12/31/21	3.71	3.45	N/A	2.94		3.75	N/A
Inception* through 12/31/21	—	—	2.45	—		—	3.05

With sales charges[4]	Class 1	Class A	Class C	Class C1[2]		Class I	Class IS
Twelve Months Ended 12/31/21	1.03%	-3.48%	-0.91%[3]	-0.87	%3	0.96%	1.16%
Five Years Ended 12/31/21	3.38	2.20	2.41	2.61		3.41	3.51
Ten Years Ended 12/31/21	3.71	3.00	N/A	2.94		3.75	N/A
Inception* through 12/31/21	—	—	2.45	—		—	3.05

Cumulative total returns
Without sales charges[1]
Class 1 (12/31/11 through 12/31/21)	43.91%
Class A (12/31/11 through 12/31/21)	40.33
Class C (Inception date of 8/1/12 through 12/31/21)	25.63
Class C1 (12/31/11 through 12/31/21)	33.65
Class I (12/31/11 through 12/31/21)	44.48
Class IS (Inception date of 6/30/16 through 12/31/21)	17.98

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]	Total return includes a payment by an affiliate and without the payment, total return would have been lower.

[4]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, C, C1, I and IS shares are September 12, 2000, November 6, 1992, August 1, 2012, February 4, 1993, February 7, 1996 and June 30, 2016, respectively.

Western Asset Mortgage Total Return Fund 2021 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Mortgage Total Return Fund vs. Bloomberg U.S. Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Category Average† — December 2011 - December 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Mortgage Total Return Fund on December 31, 2011, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2021. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Category Average. The Bloomberg U.S. Mortgage-Backed Securities Index (the “Index”) is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable-rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper U.S. Mortgage Funds Category Average is composed of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Mortgage Total Return Fund 2021 Annual Report

Schedule of investments

December 31, 2021

Western Asset Mortgage Total Return Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Mortgage-Backed Securities — 49.6%
FHLMC — 13.1%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	4/1/33-6/1/48	$6,198,922	$6,643,785
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	2/1/40-7/1/50	6,175,792	6,481,487
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	4/1/41-8/1/51	7,890,231	8,150,029
Federal Home Loan Mortgage Corp. (FHLMC)	2.000%	9/1/41-12/1/51	18,221,516	18,259,982
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	7/1/45- 7/1/49	681,376	735,045
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	8/1/48- 1/1/49	208,007	227,723
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	2/1/50	2,937,215	3,177,866
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR +1.620%)	2.875%	11/1/47	549,031	567,231	(a)
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR +1.622%)	3.090%	2/1/50	716,873	741,043	(a)
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR +1.628%)	3.016%	11/1/48	2,526,180	2,609,607	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Gold	5.000%	8/1/33- 2/1/42	450,374	510,841
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.000%	12/1/33-3/1/47	9,614,501	10,469,692
Federal Home Loan Mortgage Corp. (FHLMC) Gold	5.500%	11/1/35	2,876	3,178
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.500%	3/1/46-4/1/49	1,988,300	2,169,185
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	10/1/46	23,246,633	24,577,585
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.500%	9/1/48	6,524,892	6,979,632
Total FHLMC				92,303,911
FNMA — 30.4%
Federal National Mortgage Association (FNMA)	3.790%	8/1/28	4,700,000	5,097,885
Federal National Mortgage Association (FNMA)	7.500%	8/1/29-4/1/32	118,407	126,358
Federal National Mortgage Association (FNMA)	8.500%	10/1/30	19,457	21,646

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2021 Annual Report	11

Schedule of investments (cont’d)

December 31, 2021

Western Asset Mortgage Total Return Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	3.500%	12/1/34-3/1/57	$26,517,992	$28,349,544
Federal National Mortgage Association (FNMA)	2.680%	1/1/35- 2/1/35	700,000	745,832
Federal National Mortgage Association (FNMA)	2.790%	1/1/35	1,189,263	1,285,952	(a)
Federal National Mortgage Association (FNMA)	3.000%	7/1/35- 9/1/51	32,936,727	34,637,938
Federal National Mortgage Association (FNMA)	2.500%	4/1/41-11/1/51	22,127,805	22,810,244
Federal National Mortgage Association (FNMA)	5.000%	10/1/41-3/1/50	10,038,789	11,399,087
Federal National Mortgage Association (FNMA)	4.000%	5/1/42-12/1/50	17,908,455	19,390,423
Federal National Mortgage Association (FNMA)	4.500%	10/1/44-1/1/59	19,361,560	21,296,084
Federal National Mortgage Association (FNMA)	2.000%	8/1/50-11/1/51	19,471,244	19,474,111
Federal National Mortgage Association (FNMA)	2.000%	1/1/52	14,670,000	14,625,946	(b)
Federal National Mortgage Association (FNMA)	2.500%	1/1/52- 2/1/52	27,800,000	28,344,001	(b)
Federal National Mortgage Association (FNMA)	3.000%	1/1/52- 2/1/52	7,100,000	7,349,648	(b)
Total FNMA				214,954,699
GNMA — 6.1%
Government National Mortgage Association (GNMA)	8.500%	6/15/25	11,221	11,941
Government National Mortgage Association (GNMA)	7.500%	4/15/29-9/15/31	62,438	65,914
Government National Mortgage Association (GNMA)	6.000%	11/15/32	282,247	315,339
Government National Mortgage Association (GNMA)	5.000%	4/15/40-5/15/40	461,599	532,291
Government National Mortgage Association (GNMA)	3.000%	9/15/42-11/15/42	735,861	771,516
Government National Mortgage Association (GNMA)	3.500%	6/15/48- 6/15/50	3,603,271	3,835,591
Government National Mortgage Association (GNMA)	4.000%	3/15/50	77,747	82,748

See Notes to Financial Statements.

12	Western Asset Mortgage Total Return Fund 2021 Annual Report

Western Asset Mortgage Total Return Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	3.500%	6/20/44-6/20/51	$9,620,399	$10,143,037
Government National Mortgage Association (GNMA) II	3.000%	11/20/46-9/20/51	5,259,843	5,453,592
Government National Mortgage Association (GNMA) II	4.000%	6/20/47-8/20/50	8,523,380	9,191,672
Government National Mortgage Association (GNMA) II	4.500%	8/20/47-7/20/50	5,073,784	5,417,949
Government National Mortgage Association (GNMA) II	2.500%	12/20/50-5/20/51	726,998	745,186
Government National Mortgage Association (GNMA) II	2.000%	3/20/51	390,546	394,538
Government National Mortgage Association (GNMA) II	3.000%	1/1/52	3,700,000	3,828,504	(b)
Government National Mortgage Association (GNMA) II (1 mo. USD LIBOR +1.783%)	1.867%	6/20/60	2,135,412	2,225,889	(a)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.070%)	1.152%	8/20/58	43,141	43,714	(a)
Total GNMA				43,059,421
Total Mortgage-Backed Securities (Cost — $346,139,515)				350,318,031
Collateralized Mortgage Obligations (c) — 37.7%
Alternative Loan Trust, 2005-IM1 A1 (1 mo. USD LIBOR +0.600%)	0.702%	1/25/36	161,708	156,688	(a)
Alternative Loan Trust, 2006-OA9 2A1B (1 mo. USD LIBOR +0.200%)	0.304%	7/20/46	98,329	77,289	(a)
AOA Mortgage Trust, 2021-1177 A (1 mo. USD LIBOR +0.874%)	0.984%	10/15/38	670,000	669,613	(a)(d)
AREIT Trust, 2021-CRE5 A (1 mo. USD LIBOR +1.080%)	1.190%	7/17/26	1,070,000	1,068,259	(a)(d)
BAMLL Re-REMIC Trust, 2016-GG10 AJA	5.830%	8/10/45	4,118,956	1,534,310	(a)(d)
Banc of America Funding Trust, 2015-R2 4A2 (1 mo. USD LIBOR +0.165%)	0.309%	9/29/36	5,542,908	5,530,566	(a)(d)
BANK, 2021-BN32 XA, IO	0.783%	4/15/54	6,101,862	347,716	(a)
Benchmark Mortgage Trust, 2019-B13 A3	2.701%	8/15/57	1,440,000	1,486,820
Benchmark Mortgage Trust, 2019-B13 XA, IO	1.128%	8/15/57	10,124,638	675,960	(a)
Benchmark Mortgage Trust, 2020-B16 A4	2.483%	2/15/53	1,450,000	1,484,117
Benchmark Mortgage Trust, 2020-IG3 C	3.289%	9/15/48	2,000,000	1,962,483	(a)(d)
Benchmark Mortgage Trust, 2021-B25 XA, IO	1.110%	4/15/54	16,921,043	1,391,370	(a)

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2021 Annual Report	13

Schedule of investments (cont’d)

December 31, 2021

Western Asset Mortgage Total Return Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (c) — continued
BHMS Mortgage Trust, 2018-ATLS C (1 mo. USD LIBOR +1.900%)	2.010%	7/15/35	$2,250,000	$2,241,449	(a)(d)
BHMS Mortgage Trust, 2018-MZB (1 mo. USD LIBOR +6.637%)	6.746%	7/11/22	1,070,000	1,026,609	(a)(d)
BPR Trust, 2021-TY C (1 mo. USD LIBOR + 1.700%)	1.810%	9/15/38	1,060,000	1,059,513	(a)(d)
BX Commercial Mortgage Trust, 2021-XL2 J (1 mo. USD LIBOR +3.890%)	4.000%	10/15/38	1,070,000	1,066,968	(a)(d)
BX Trust, 2021-ARIA G (1 mo. USD LIBOR + 3.142%)	3.252%	10/15/36	1,070,000	1,067,088	(a)(d)
Credit Suisse First Boston Mortgage Securities Corp., 2002-10 2A1	7.500%	5/25/32	155,632	164,313
CSMC Trust, 2014-USA C	4336%	9/15/37	2,500,000	2,427,094	(d)
CSMC Trust, 2017-RPL3 B3	4.388%	8/1/57	3,124,503	3,355,218	(a)(d)
CSMC Trust, 2017-CHOP H (1 mo. USD LIBOR +7.600%)	7.710%	7/15/32	2,522,000	2,220,356	(a)(d)
CSMC Trust, 2019-RIO B (1 mo. USD LIBOR + 7.000%, 8.000% floor)	8.000%	12/15/22	7,500,000	7,300,411	(a)(d)
CSWF, 2018-TOP E (1 mo. USD LIBOR + 2.250%)	2.360%	8/15/35	1,370,846	1,370,200	(a)(d)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	2,900,000	29	(d)
Deephaven Residential Mortgage Trust, 2020-2 A3	2.856%	5/25/65	3,140,000	3,166,569	(d)
Ellington Financial Mortgage Trust, 2020-1 B2	5.238%	5/25/65	3,570,000	3,597,805	(a)(d)
EverBank Mortgage Loan Trust, 2018-1 AX1, IO	0.083%	2/25/48	68,746,378	40,553	(a)(d)
EverBank Mortgage Loan Trust, 2018-1 B4	3.583%	2/25/48	2,438,984	2,395,846	(a)(d)
EverBank Mortgage Loan Trust, 2018-1 B5	3.583%	2/25/48	2,291,956	1,385,112	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K742 X1, IO	0.779%	3/25/28	6,198,659	235,656	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K132 X1, IO	0.508%	8/25/31	9,999,714	443,467	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K1510 X1, IO	0.482%	1/25/34	40,018,581	1,891,434	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K1516 X1, IO	1.512%	5/25/35	4,361,301	710,287	(a)

See Notes to Financial Statements.

14	Western Asset Mortgage Total Return Fund 2021 Annual Report

Western Asset Mortgage Total Return Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (c) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K1520 X1, IO	0.472%	2/25/36	$14,987,728	$791,252	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	480,474	551,664
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 2019 RR01 X, IO	1.534%	6/25/28	2,300,000	201,439
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 2525 AM	4.500%	4/15/32	65,588	71,756
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3027 AS, IO (-1.000 x 1 mo. USD LIBOR +6.150%)	6.040%	5/15/29	28,051	2,830	(a)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3265 SB, IO (-1.000 x 1 mo. USD LIBOR +6.140%)	6.030%	1/15/37	32,972	5,417	(a)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3397 GS, IO (-1.000 x 1 mo. USD LIBOR +7.000%)	6.890%	12/15/37	400,540	80,047	(a)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3947 SG, IO (-1.000 x 1 mo. USD LIBOR +5.950%)	5.840%	10/15/41	332,755	50,516	(a)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3960 SJ, IO (-1.000 x 1 mo. USD LIBOR +6.650%)	6.540%	8/15/40	46,482	363	(a)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3966 SA, IO (-1.000 x 1 mo. USD LIBOR +5.900%)	5.790%	12/15/41	1,167,567	169,706	(a)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4048 IK, IO	3.000%	5/15/27	232,822	10,351
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4077 TO, PO	0.000%	5/15/41	1,519,211	1,416,793
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4085 IO, IO	3.000%	6/15/27	818,205	36,155
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4114 LI, IO	3.500%	10/15/32	2,279,376	234,799
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4134 IM, IO, PAC	3.500%	11/15/42	3,379,361	442,705
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4144 GI, IO, PAC-1	3.000%	12/15/32	1,649,462	137,992
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4147 IN, IO	3.500%	12/15/32	2,260,524	231,317

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2021 Annual Report	15

Schedule of investments (cont’d)

December 31, 2021

  Western Asset Mortgage Total Return Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (c) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4170 PI, IO, PAC-1	3.000%	1/15/33	$2,233,896	$137,898
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4203 PS, IO, PAC (-1.000 x 1 mo. USD LIBOR +6.250%)	6.140%	9/15/42	701,682	85,317	(a)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4210 Z	3.000%	5/15/43	3,357,606	3,489,367
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4403 IG, IO	3.500%	7/15/32	762,247	30,903
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4700 QI, IO	3.500%	7/15/44	1,376,184	22,111
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4715 JS, IO (-1.000 x 1 mo. USD LIBOR +6.150%)	6.040%	8/15/47	1,688,061	325,118	(a)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4759 MI, IO	4.000%	9/15/45	937,144	41,395
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4808 SB, IO (-1.000 x 1 mo. USD LIBOR +6.200%)	6.090%	7/15/48	1,747,296	335,506	(a)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4813 CJ	3.000%	8/15/48	431,401	445,105
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4856 IO, IO	5.000%	1/15/49	2,028,956	355,958
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4882 S, IO, PAC (-1.000 x 1 mo. USD LIBOR +6.050%)	5.940%	5/15/49	2,289,532	350,497	(a)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4921 SN, IO (-1.000 x 1 mo. USD LIBOR +6.050%)	5.948%	10/25/49	3,640,126	710,076	(a)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4931 DZ	2.500%	11/25/49	3,188,971	3,226,933
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4962 SP,IO (-1.000 x 1 mo. USD LIBOR +6.050%)	5.948%	3/25/50	2,321,491	350,255	(a)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4988 AZ	2.000%	7/25/50	5,770,401	5,336,280
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4995 IQ, IO	2.500%	7/25/50	2,901,133	349,887
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4995 QI, IO	2.500%	7/25/50	14,932,302	1,692,409

See Notes to Financial Statements.

16	Western Asset Mortgage Total Return Fund 2021 Annual Report

  Western Asset Mortgage Total Return Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (c) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5000 IB, IO	2.500%	7/25/50	$6,961,760	$835,806
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5000 UI, IO	2.500%	7/25/50	5,788,279	848,517
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5040 IB, IO	2.500%	11/25/50	170,487	20,160
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5058 IL, IO	2.500%	1/25/51	2,576,872	362,199
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5059 IB, IO	2.500%	1/25/51	755,027	118,460
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5070 NI, IO	2.000%	2/25/51	5,049,811	680,220
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5085 IK, IO	2.500%	3/25/51	19,902,885	3,070,340
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5092 IU, IO	2.500%	2/25/51	9,827,924	1,189,690
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5113 NI, IO	2.500%	6/25/51	2,832,845	386,870
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5134 KI, IO	2.500%	7/25/48	9,052,061	1,098,946
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5135 DI, IO	2.500%	5/25/48	8,408,264	1,043,643
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5149 NI, IO	2.500%	1/25/51	1,086,337	153,605
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 B, PO	0.000%	9/25/55	4,432,296	1,871,389	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 BIO, IO	1.163%	9/25/55	8,775,401	988,451	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 XSIO, IO	0.075%	9/25/55	57,846,779	258,228	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 B, PO	0.000%	8/25/56	7,945,828	2,792,990	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 BIO, IO	1.347%	8/25/56	17,450,606	1,923,381	(a)(d)

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2021 Annual Report	17

Schedule of investments (cont’d)

December 31, 2021

  Western Asset Mortgage Total Return Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (c) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 XSIO, IO	0.075%	8/25/56	$356,864,133	$1,595,896	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-2 M	4.250%	11/25/59	3,400,000	3,478,642	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 312 S1, IO (-1.000 x 1 mo. USD LIBOR +5.950%)	5.840%	9/15/43	1,559,903	283,652	(a)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 317 PO, PO	0.000%	11/15/43	3,608,612	3,359,050
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO	1.726%	2/15/38	368,754	19,659	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 B (1 mo. USD LIBOR +10.750%)	10.853%	3/25/25	2,415,728	2,474,652	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA2 B (1 mo. USD LIBOR +10.500%)	10.603%	10/25/28	2,383,630	2,745,185	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA1 B2 (1 mo. USD LIBOR +10.000%)	10.103%	7/25/29	2,525,575	2,708,463	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-SPI1 B	4.059%	9/25/47	1,932,673	1,903,928	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B1 (1 mo. USD LIBOR +3.750%)	3.853%	4/25/43	3,550,000	3,640,872	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B2 (1 mo. USD LIBOR +11.750%)	11.853%	5/25/43	4,979,293	5,598,733	(a)(d)
Federal National Mortgage Association (FNMA) - CAS, 2016-C04 1B (1 mo. USD LIBOR +10.250%)	10.353%	1/25/29	4,604,218	5,189,171	(a)(d)
Federal National Mortgage Association (FNMA) - CAS, 2016-C06 1B (1 mo. USD LIBOR +9.250%)	9.353%	4/25/29	3,747,872	4,125,907	(a)(d)
Federal National Mortgage Association (FNMA) - CAS, 2021-R03 1B2 (30 Day Average SOFR +5.500%)	5.550%	12/25/41	500,000	501,816	(a)(d)

See Notes to Financial Statements.

18	Western Asset Mortgage Total Return Fund 2021 Annual Report

  Western Asset Mortgage Total Return Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (c) — continued
Federal National Mortgage Association (FNMA) ACES, 2019-M11 X1, IO	1.044%	6/25/29	$19,578,774	$1,180,189	(a)
Federal National Mortgage Association (FNMA) ACES, 2020-M11 IO, IO	1.749%	1/25/29	6,866,912	715,935	(a)
Federal National Mortgage Association (FNMA) ACES, 2020-M16 X1, IO	0.475%	4/25/32	41,668,573	1,542,154	(a)
Federal National Mortgage Association (FNMA) ACES, 2020-M24 X1, IO	1.773%	1/25/37	7,349,182	1,118,469	(a)
Federal National Mortgage Association (FNMA) ACES, 2020-M31 X2, IO	1.348%	12/25/32	23,427,743	2,245,844	(a)
Federal National Mortgage Association (FNMA) REMIC, 2003-22 IO, IO	6.000%	4/25/33	65,396	11,811
Federal National Mortgage Association (FNMA) REMIC, 2009-6 KZ	5.000%	2/25/49	360,063	405,651
Federal National Mortgage Association (FNMA) REMIC, 2009-59 LB	4.656%	8/25/39	347,087	380,065	(a)
Federal National Mortgage Association (FNMA) REMIC, 2009-74 TX, PAC	5.000%	9/25/39	953,873	1,078,700
Federal National Mortgage Association (FNMA) REMIC, 2010-2 AI, IO	5.500%	2/25/40	340,860	60,017
Federal National Mortgage Association (FNMA) REMIC, 2010-84 SK, IO (-1.000 x 1 mo. USD LIBOR +6.560%)	6.458%	8/25/40	1,027,727	189,384	(a)
Federal National Mortgage Association (FNMA) REMIC, 2011-59 NZ	5.500%	7/25/41	191,360	217,512
Federal National Mortgage Association (FNMA) REMIC, 2011-144 PT	11.987%	1/25/38	316,930	426,674	(a)
Federal National Mortgage Association (FNMA) REMIC, 2012-14 SL, IO (-1.000 x 1 mo. USD LIBOR +6.550%)	6.448%	12/25/40	1,759,994	118,108	(a)
Federal National Mortgage Association (FNMA) REMIC, 2012-28 B	6.500%	6/25/39	132,089	143,142
Federal National Mortgage Association (FNMA) REMIC, 2012-51 B	7.000%	5/25/42	229,664	276,667
Federal National Mortgage Association (FNMA) REMIC, 2012-75 NS, IO (-1.000 x 1 mo. USD LIBOR +6.600%)	6.498%	7/25/42	1,191,438	196,986	(a)
Federal National Mortgage Association (FNMA) REMIC, 2012-123 BI, IO	3.500%	11/25/32	1,099,963	115,310
Federal National Mortgage Association (FNMA) REMIC, 2012-135 AI, IO	3.000%	12/25/27	1,156,484	59,304

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2021 Annual Report	19

Schedule of investments (cont’d)

December 31, 2021

 Western Asset Mortgage Total Return Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (c) — continued
Federal National Mortgage Association (FNMA) REMIC, 2012-149 AI, IO	3.000%	1/25/28	$2,187,636	$110,375
Federal National Mortgage Association (FNMA) REMIC, 2013-9 BC	6.500%	7/25/42	210,728	247,395
Federal National Mortgage Association (FNMA) REMIC, 2013-9 CB	5.500%	4/25/42	1,732,945	1,951,158
Federal National Mortgage Association (FNMA) REMIC, 2014-47 AI, IO	1.627%	8/25/44	953,169	51,048	(a)
Federal National Mortgage Association (FNMA) REMIC, 2014-47 IA, IO	1.515%	8/25/44	1,871,575	87,938	(a)
Federal National Mortgage Association (FNMA) REMIC, 2014-49 KS, IO	1.525%	8/25/44	1,357,428	75,921	(a)
Federal National Mortgage Association (FNMA) REMIC, 2016-48 IA, IO	4.500%	6/25/38	7,619,122	1,137,120
Federal National Mortgage Association (FNMA) REMIC, 2018-3 IO, IO	4.000%	2/25/48	5,695,345	874,659
Federal National Mortgage Association (FNMA) REMIC, 2019-25 PI, IO	5.000%	5/25/48	1,532,280	270,617
Federal National Mortgage Association (FNMA) REMIC, 2019-33 ZJ	2.750%	7/25/49	2,218,859	2,325,797
Federal National Mortgage Association (FNMA) REMIC, 2019-38 SH, IO (-1.000 x 1 mo. USD LIBOR +6.050%)	5.958%	7/25/49	5,703,008	1,020,347	(a)
Federal National Mortgage Association (FNMA) REMIC, 2019-44 SM, IO (-1.000 x 1 mo. USD LIBOR +6.050%)	5.948%	8/25/49	2,598,579	491,888	(a)
Federal National Mortgage Association (FNMA) REMIC, 2019-45 BS, IO (-1.000 x 1 mo. USD LIBOR +6.050%)	5.948%	8/25/49	2,828,314	548,862	(a)
Federal National Mortgage Association (FNMA) REMIC, 2019-57 NS, IO (-1.000 x 1 mo. USD LIBOR +6.000%)	5.898%	10/25/49	1,655,925	235,230	(a)
Federal National Mortgage Association (FNMA) REMIC, 2019-58 HS, IO (-1.000 x 1 mo. USD LIBOR +6.000%)	5.898%	10/25/49	2,574,714	390,370	(a)
Federal National Mortgage Association (FNMA) REMIC, 2019-59 SH, IO (-1.000 x 1 mo. USD LIBOR +6.000%)	5.898%	10/25/49	5,428,851	903,872	(a)
Federal National Mortgage Association (FNMA) REMIC, 2020-88 GI, IO	2.500%	12/25/50	2,417,000	299,750

See Notes to Financial Statements.

20	Western Asset Mortgage Total Return Fund 2021 Annual Report

 Western Asset Mortgage Total Return Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (c) — continued
Federal National Mortgage Association (FNMA) REMIC, 2020-26 SA, IO (-1.000 x 1 mo. USD LIBOR +5.950%)	5.848%	5/25/50	$1,950,208	$376,246	(a)
Federal National Mortgage Association (FNMA) REMIC, 2020-47 GZ	2.000%	7/25/50	1,133,472	1,046,708
Federal National Mortgage Association (FNMA) REMIC, 2020-62 BI, IO	2.000%	9/25/50	2,029,442	227,671
Federal National Mortgage Association (FNMA) REMIC, 2020-67 IH, IO	2.000%	9/25/50	2,694,909	335,665
Federal National Mortgage Association (FNMA) REMIC, 2020-74 EI, IO	2.500%	10/25/50	174,049	25,325
Federal National Mortgage Association (FNMA) REMIC, 2020-89 DI, IO	2.500%	12/25/50	1,203,761	156,985
Federal National Mortgage Association (FNMA) REMIC, 2020-93 LI, IO	2.500%	1/25/51	6,480,624	819,980
Federal National Mortgage Association (FNMA) REMIC, 2021-42 NI, IO	2.500%	11/25/48	9,671,383	1,315,996
Federal National Mortgage Association (FNMA) REMIC, 2021-46 BI, IO	2.500%	12/25/48	6,101,201	846,683
Federal National Mortgage Association (FNMA) REMIC, 2021-54 KI, IO	2.500%	5/25/49	989,239	113,021
Federal National Mortgage Association (FNMA) REMIC, 2021-61 KI, IO	2.500%	4/25/49	1,074,628	143,636
Federal National Mortgage Association (FNMA) REMIC, 2021-85 IN, IO	2.500%	2/25/50	4,490,499	676,800
Federal National Mortgage Association (FNMA) REMIC, 2021-91 IG	2.500%	1/25/52	2,400,000	322,405
Federal National Mortgage Association (FNMA) STRIPS, 362 6, IO	5.000%	8/25/35	748,282	109,653
Federal National Mortgage Association (FNMA) STRIPS, 364 13, IO	6.000%	9/25/35	58,689	9,823
Federal National Mortgage Association (FNMA) STRIPS, 383 18, IO	5.500%	1/25/38	70,044	11,159
Federal National Mortgage Association (FNMA) STRIPS, 383 20, IO	5.500%	7/25/37	50,715	10,011
Federal National Mortgage Association (FNMA) STRIPS, 406 2, IO	4.000%	2/25/41	1,863,311	266,103
Federal National Mortgage Association (FNMA) STRIPS, 407 41, IO	6.000%	1/25/38	40,920	6,905
Federal National Mortgage Association (FNMA) STRIPS, 407 42, IO	6.000%	1/25/38	32,527	5,900

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2021 Annual Report	21

Schedule of investments (cont’d)

December 31, 2021

  Western Asset Mortgage Total Return Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (c) — continued
Federal National Mortgage Association (FNMA) STRIPS, 407 C10, IO	5.000%	1/25/38	$329,511	$53,068
Federal National Mortgage Association (FNMA) STRIPS, 417 C5, IO	3.500%	2/25/43	3,388,452	456,680
Federal National Mortgage Association (FNMA) STRIPS, 418 C15, IO	3.500%	8/25/43	7,972,788	1,048,630
Government National Mortgage Association (GNMA), 2004-59 FP (1 mo. USD LIBOR + 0.300%)	0.408%	8/16/34	476,495	477,599	(a)
Government National Mortgage Association (GNMA), 2004-81 SK, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	6.093%	10/16/34	476,158	60,960	(a)
Government National Mortgage Association (GNMA), 2007-17 IB, IO (-1.000 x 1 mo. USD LIBOR + 6.250%)	6.146%	4/20/37	3,107,789	432,544	(a)
Government National Mortgage Association (GNMA), 2007-45 QB, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.600%)	6.496%	7/20/37	466,706	65,816	(a)
Government National Mortgage Association (GNMA), 2009-H01 FA (1 mo. USD LIBOR + 1.150%)	1.254%	11/20/59	344,412	347,406	(a)
Government National Mortgage Association (GNMA), 2010-4 SI, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	5.993%	11/16/34	1,105,584	117,230	(a)
Government National Mortgage Association (GNMA), 2010-42 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.480%)	6.376%	4/20/40	5,381	927	(a)
Government National Mortgage Association (GNMA), 2010-59 LB, PAC-1	4.500%	10/20/39	207,254	212,532
Government National Mortgage Association (GNMA), 2010-59 SM, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	5.893%	5/16/40	346,434	46,242	(a)
Government National Mortgage Association (GNMA), 2010-85 HS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.650%)	6.546%	1/20/40	5,326	226	(a)
Government National Mortgage Association (GNMA), 2010-H02 FA (1 mo. USD LIBOR + 0.680%)	0.773%	2/20/60	1,480,945	1,487,533	(a)
Government National Mortgage Association (GNMA), 2011-40 EI, IO	4.000%	12/16/25	55,446	2,300

See Notes to Financial Statements.

22	Western Asset Mortgage Total Return Fund 2021 Annual Report

  Western Asset Mortgage Total Return Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (c) — continued
Government National Mortgage Association (GNMA), 2011-79 KS, IO (-1.000 x 1 mo. USD LIBOR +5.400%)	5.296%	5/20/41	$1,294,109	$206,290	(a)
Government National Mortgage Association (GNMA), 2011-113 PQ	5.000%	6/20/39	1,011,663	1,120,565
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.000%	9/16/46	3,141,567	31	(a)
Government National Mortgage Association (GNMA), 2011-146 KS, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	5.993%	11/16/41	1,037,744	210,810	(a)
Government National Mortgage Association (GNMA), 2012-13 SK, IO (-1.000 x 1 mo. USD LIBOR + 6.650%)	6.546%	2/20/41	465,688	51,448	(a)
Government National Mortgage Association (GNMA), 2012-70 IO, IO	0.083%	8/16/52	3,619,629	7,455	(a)
Government National Mortgage Association (GNMA), 2013-90 PI, IO, PAC-1	3.500%	10/20/41	3,078,031	181,014
Government National Mortgage Association (GNMA), 2013-142 IO, IO	0.761%	9/16/51	4,163,702	90,938	(a)
Government National Mortgage Association (GNMA), 2013-145 XI, IO	0.001%	9/16/44	156,325	261
Government National Mortgage Association (GNMA), 2013-163 IO, IO	1.132%	2/16/46	4,023,056	103,590	(a)
Government National Mortgage Association (GNMA), 2014-2 CI, IO	4.500%	1/20/44	1,103,780	231,042
Government National Mortgage Association (GNMA), 2014-16 IO, IO	0.497%	6/16/55	4,370,295	82,848	(a)
Government National Mortgage Association (GNMA), 2014-50 IO, IO	0.599%	9/16/55	1,354,261	41,713	(a)
Government National Mortgage Association (GNMA), 2014-60 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	5.993%	4/16/44	3,064,222	572,891	(a)
Government National Mortgage Association (GNMA), 2014-91 SB, IO (-1.000 x 1 mo. USD LIBOR + 5.600%)	5.493%	6/16/44	1,249,348	204,299	(a)
Government National Mortgage Association (GNMA), 2014-118 HS, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	6.096%	8/20/44	669,955	143,366	(a)
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	2,612,505	412,017

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2021 Annual Report	23

Schedule of investments (cont’d)

December 31, 2021

  Western Asset Mortgage Total Return Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (c) — continued
Government National Mortgage Association (GNMA), 2016-51 NS, IO (-1.000 x 1 mo. USD LIBOR +6.050%)	5.946%	4/20/46	$2,118,748	$369,010	(a)
Government National Mortgage Association (GNMA), 2016-87 IO, IO	0.826%	8/16/58	4,418,775	186,850	(a)
Government National Mortgage Association (GNMA), 2016-156 PB	2.000%	11/20/46	5,417,124	5,301,361
Government National Mortgage Association (GNMA), 2017-19 SE, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	6.043%	2/16/47	3,101,019	608,259	(a)
Government National Mortgage Association (GNMA), 2017-21 IO, IO	0.656%	10/16/58	8,770,611	396,533	(a)
Government National Mortgage Association (GNMA), 2017-26 IQ, IO	5.000%	2/20/40	4,747,696	853,037
Government National Mortgage Association (GNMA), 2017-41 IO, IO	0.617%	7/16/58	967,057	37,713	(a)
Government National Mortgage Association (GNMA), 2017-190 IO, IO	0.535%	3/16/60	3,887,697	167,090	(a)
Government National Mortgage Association (GNMA), 2018-125 HS, IO (-1.000 x 1 mo. USD LIBOR + 6.250%)	6.146%	9/20/48	1,949,901	272,891	(a)
Government National Mortgage Association (GNMA), 2018-134 SM, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	6.096%	10/20/48	3,186,671	448,841	(a)
Government National Mortgage Association (GNMA), 2019-28 AB	3.150%	6/16/60	196,261	197,970
Government National Mortgage Association (GNMA), 2019-85 LS, IO (-1.000 x 1 mo. USD LIBOR + 3.290%)	3.186%	7/20/49	21,974,843	1,456,899	(a)
Government National Mortgage Association (GNMA), 2020-33 SD, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	6.046%	7/20/47	1,200,324	229,743	(a)
Government National Mortgage Association (GNMA), 2020-36 GS, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	5.996%	3/20/50	6,646,366	1,220,097	(a)
Government National Mortgage Association (GNMA), 2020-47 MI, IO	3.500%	4/20/50	675,734	89,833
Government National Mortgage Association (GNMA), 2020-47 NI, IO	3.500%	4/20/50	260,911	38,976
Government National Mortgage Association (GNMA), 2020-61 CI, IO	4.000%	3/20/50	1,910,584	202,649

See Notes to Financial Statements.

24	Western Asset Mortgage Total Return Fund 2021 Annual Report

  Western Asset Mortgage Total Return Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (c) — continued
Government National Mortgage Association (GNMA), 2020-85 CI, IO	3.500%	4/20/50	$1,657,333	$186,899
Government National Mortgage Association (GNMA), 2020-109 AI, IO	0.866%	5/16/60	2,695,029	194,162	(a)
Government National Mortgage Association (GNMA), 2020-116 GI, IO	2.500%	8/20/50	7,834,500	1,017,600
Government National Mortgage Association (GNMA), 2020-122 IM, IO	2.500%	8/20/50	2,803,457	369,567
Government National Mortgage Association (GNMA), 2020-123 EI, IO	2.500%	8/20/50	5,695,764	758,191
Government National Mortgage Association (GNMA), 2020-129 IE, IO	2.500%	9/20/50	185,388	25,592
Government National Mortgage Association (GNMA), 2020-160 QI, IO	2.500%	10/20/50	5,344,947	965,489
Government National Mortgage Association (GNMA), 2020-160 VI, IO	2.500%	10/20/50	276,752	36,485
Government National Mortgage Association (GNMA), 2020-160 YI, IO	2.500%	10/20/50	740,150	97,978
Government National Mortgage Association (GNMA), 2020-181 WI, IO	2.000%	12/20/50	1,457,851	149,088
Government National Mortgage Association (GNMA), 2020-191 IX, IO	2.500%	12/20/50	4,335,498	811,366
Government National Mortgage Association (GNMA), 2020-H02 FG (1 mo. USD LIBOR + 0.600%)	0.681%	1/20/70	2,815,099	2,840,316	(a)
Government National Mortgage Association (GNMA), 2020-H08 BI, IO	0.607%	4/1/70	9,632,423	440,836	(a)
Government National Mortgage Association (GNMA), 2020-H9 FL (1 mo. USD LIBOR + 1.150%)	1.254%	5/20/70	2,151,996	2,250,654	(a)
Government National Mortgage Association (GNMA), 2020-H12 F (1 mo. USD LIBOR + 0.500%)	0.604%	7/20/70	69,500	70,114	(a)
Government National Mortgage Association (GNMA), 2020-H13 FA (1 mo. USD LIBOR + 0.450%)	0.554%	7/20/70	652,929	657,576	(a)
Government National Mortgage Association (GNMA), 2021-29 DI, IO	2.000%	2/20/51	12,098,417	1,480,112
Government National Mortgage Association (GNMA), 2021-156 IE, IO	2.500%	9/20/51	4,934,525	631,911

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2021 Annual Report	25

Schedule of investments (cont’d)

December 31, 2021

  Western Asset Mortgage Total Return Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (c) — continued
Government National Mortgage Association (GNMA), 2021-158 XB, IO	2.500%	9/20/51	$5,642,831	$734,168
Government National Mortgage Association (GNMA), 2021-180 IO, IO	0.908%	11/16/63	2,593,096	222,726	(a)
Government National Mortgage Association (GNMA), 2021-7 TI, IO	2.500%	1/16/51	5,107,095	935,832
Government National Mortgage Association (GNMA), 2021-15 TQ, IO (-1.000 x 1 mo. USD LIBOR + 6.300%, 1.300% cap)	1.300%	12/20/50	26,136,885	1,649,909	(a)
Government National Mortgage Association (GNMA), 2021-29 TI, IO	2.500%	2/20/51	781,747	144,914
Government National Mortgage Association (GNMA), 2021-60 IO, IO	0.835%	5/16/63	5,031,375	378,389	(a)
Government National Mortgage Association (GNMA), 2021-68 IO, IO	0.897%	10/16/62	4,944,438	382,640	(a)
GS Mortgage Securities Corp. II, 2018-SRP5 D (1 mo. USD LIBOR + 6.250%)	6.360%	9/15/31	4,795,099	1,184,018	(a)(d)
GS Mortgage Securities Trust, 2015-GC34 D	2.979%	10/10/48	2,500,000	2,245,121
GS Mortgage Securities Trust, 2018-LUAU G (1 mo. USD LIBOR + 4.450%)	4.560%	11/15/32	1,070,000	1,072,561	(a)(d)
GS Mortgage Securities Trust, 2019-GC39 XA, IO	1.134%	5/10/52	44,815,479	2,798,830	(a)
GS Mortgage Securities Trust, 2020-GC47 XA, IO	1.131%	5/12/53	16,974,812	1,389,186	(a)
GS Mortgage Securities Corp. Trust, 2021-IP A (1 mo. USD LIBOR + 0.950%)	1.060%	10/15/36	360,000	360,339	(a)(d)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1 (1 mo. USD LIBOR + 0.400%)	0.502%	4/25/36	1,272,248	1,111,157	(a)(d)
Impac CMB Trust, 2004-10 3A1 (1 mo. USD LIBOR + 0.700%)	0.802%	3/25/35	185,100	179,644	(a)
Impac CMB Trust, 2007-A A (1 mo. USD LIBOR + 0.500%)	0.602%	5/25/37	268,459	268,853	(a)(d)
JPMDB Commercial Mortgage Securities Trust, 2017-C7 B	3.985%	10/15/50	420,000	450,115
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.501%	2/15/51	54,230	50,136	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-FL6 D (1 mo. USD LIBOR + 4.250%)	4.360%	11/15/31	1,830,000	774,357	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D	1.619%	5/15/28	2,873,012	2,490,901	(a)(d)

See Notes to Financial Statements.

26	Western Asset Mortgage Total Return Fund 2021 Annual Report

  Western Asset Mortgage Total Return Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (c) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2019-COR5 XA, IO	1.481%	6/13/52	$16,055,783	$1,358,021	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST G (1 mo. USD LIBOR +4.250%)	4.360%	12/15/36	2,018,000	1,841,224	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST H (1 mo. USD LIBOR +6.750%)	6.860%	12/15/36	2,106,000	1,813,874	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFL (1 mo. USD LIBOR +3.000%)	3.108%	1/16/37	1,482,473	1,448,728	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.688%	1/16/37	2,530,000	2,414,537	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYAH H (1 mo. USD LIBOR +3.390%)	3.500%	6/15/38	360,000	359,497	(a)(d)
La Hipotecaria El Salvadorian Mortgage Trust, 2019-1A AAA	4.250%	9/29/46	1,534,632	1,678,504	(d)(e)(f)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1 (1 mo. USD LIBOR +0.210%)	0.312%	4/25/46	307,284	284,690	(a)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1 (1 mo. USD LIBOR +0.400%)	0.502%	5/25/47	111,135	137,240	(a)
Med Trust, 2021-MDLN F (1 mo. USD LIBOR + 4.000%)	4.110%	11/15/38	3,560,000	3,539,735	(a)(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	506,194	247,950	(a)(d)
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.261%	12/12/49	39,775	14,393	(a)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2 (1 mo. USD LIBOR +0.140%)	0.242%	6/25/36	31,816	8,786	(a)
Morgan Stanley Re-REMIC Trust, 2015-R6 1A1 (1 mo. USD LIBOR +0.260%)	0.612%	7/26/45	217,503	217,641	(a)(d)
Mortgage Repurchase Agreement Financing Trust, 2020-5 A2 (1 mo. USD LIBOR +1.000%)	1.101%	8/10/23	1,210,000	1,211,360	(a)(d)
MRCD Mortgage Trust, 2019-PRKC A	4.250%	12/15/36	2,097,000	1,875,035	(a)(d)
Multifamily CAS Trust, 2019-1 M7 (1 mo. USD LIBOR +1.700%)	1.802%	10/15/49	2,317,179	2,310,772	(a)(d)
Multifamily CAS Trust, 2020-1 CE (1 mo. USD LIBOR +7.500%)	7.602%	3/25/50	4,500,000	4,845,116	(a)(d)
Multifamily Trust, 2016-1 B	10.048%	4/25/46	974,181	1,103,900	(a)(d)
Natixis Commercial Mortgage Securities Trust, 2019-FAME D	4.398%	8/15/36	1,950,000	1,787,094	(a)(d)

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2021 Annual Report	27

Schedule of investments (cont’d)

December 31, 2021

  Western Asset Mortgage Total Return Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (c) — continued
Natixis Commercial Mortgage Securities Trust, 2019-FAME E	4.398%	8/15/36	$2,077,000	$1,843,733	(a)(d)
New Residential Mortgage Loan Trust, 2014-1A A	3.750%	1/25/54	636,180	666,399	(a)(d)
NewRez Warehouse Securitization Trust, 2021-1 F (1 mo. USD LIBOR +5.250%)	5.352%	5/25/55	1,125,000	1,123,320	(a)(d)
NovaStar Mortgage Funding Trust, 2006- MTA1 2A1A (1 mo. USD LIBOR +0.380%)	0.430%	9/25/46	83,656	82,570	(a)
OPG Trust, 2021-PORT A (1 mo. USD LIBOR + 0.484%)	0.594%	10/15/36	690,000	684,450	(a)(d)
PMT Credit Risk Transfer Trust, 2019-2R A (1 mo. USD LIBOR +2.750%)	2.852%	5/27/23	846,623	839,786	(a)(d)
Redwood Funding Trust, 2019-1 PT, Step bond (4.213% to 8/27/22, 4.468% to 8/27/23 then 4.968%)	4.213%	9/27/24	7,382,298	7,391,452	(d)
Starwood Retail Property Trust, 2014-STAR C (1 mo. USD LIBOR +2.750%)	2.860%	11/15/27	2,324,000	23	(a)(d)
Starwood Retail Property Trust, 2014-STAR D (1 mo. USD LIBOR +3.500%)	3.610%	11/15/27	650,000	7	(a)(d)
Structured Asset Mortgage Investments II Trust, 2006-AR6 1A1 (1 mo. USD LIBOR + 0.360%)	0.462%	7/25/46	96,391	86,005	(a)
Structured Asset Securities Corp., 2005-RF3 1A (1 mo. USD LIBOR +0.350%)	0.452%	6/25/35	177,941	162,031	(a)(d)
Tharaldson Hotel Portfolio Trust, 2018-THL D (1 mo. USD LIBOR +2.300%)	2.404%	11/11/34	2,223,670	2,199,823	(a)(d)
Tharaldson Hotel Portfolio Trust, 2018-THL E (1 mo. USD LIBOR +3.480%)	3.584%	11/11/34	5,646,259	5,520,181	(a)(d)
Tharaldson Hotel Portfolio Trust, 2018-THL F (1 mo. USD LIBOR +4.252%)	4.356%	11/11/34	3,602,427	3,494,098	(a)(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	1,330,000	45,805	(a)(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	1,339,991	6,713	(a)(d)
WaMu Mortgage Pass-Through Certificates Trust, 2003-AR5 A7	2.579%	6/25/33	24,049	24,546	(a)
Wells Fargo Commercial Mortgage Trust, 2019-C51 A4	3.311%	6/15/52	1,370,000	1,477,083
Wells Fargo Commercial Mortgage Trust, 2021-C59 XA, IO	1.551%	4/15/54	12,561,528	1,406,320	(a)
Total Collateralized Mortgage Obligations (Cost — $273,452,922)				266,778,947

See Notes to Financial Statements.

28	Western Asset Mortgage Total Return Fund 2021 Annual Report

  Western Asset Mortgage Total Return Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount/ Units	Value
Asset-Backed Securities — 11.0%
Applebee’s Funding LLC/IHOP Funding LLC, 2019-1A A2II	4.723%	6/5/49	$298,980	$308,590	(d)
Aqua Finance Trust, 2020-AA C	3.970%	7/17/46	3,500,000	3,622,175	(d)
Avis Budget Rental Car Funding AESOP LLC, 2019-2A C	4.240%	9/22/25	4,200,000	4,415,198	(d)
Avis Budget Rental Car Funding AESOP LLC, 2020-1A C	3.020%	8/20/26	3,700,000	3,782,375	(d)
Castlelake Aircraft Structured Trust, 2021-1A A	3.474%	1/15/46	914,077	926,084	(d)
College Ave Student Loans LLC, 2021-C D	4.110%	7/26/55	1,500,000	1,507,612	(d)
Conseco Finance Corp., 1997-4 M1	7.220%	2/15/29	837,199	888,970	(a)
Countrywide Asset-Backed Certificates Trust, 2002-S3 M1	4.800%	5/25/32	2,924	2,690	(a)
Countrywide Asset-Backed Certificates Trust, 2006-SD3 A1 (1 mo. USD LIBOR +0.660%)	0.762%	7/25/36	121,370	119,222	(a)(d)
Credit Suisse European Mortgage Capital Ltd., 2019-1OTF A (3 mo. USD LIBOR + 2.900%)	3.032%	8/9/24	4,800,000	4,657,142	(a)(d)
Credit Suisse European Mortgage Capital Ltd., 2020-1OTF A	3.114%	8/9/24	2,894,472	2,750,976	(d)(e)(f)
CSMC Trust, 2017-RPL1 A1	2.750%	7/25/57	1,019,586	1,041,786	(a)(d)
CSMC Trust, 2017-RPL1 B1	2.988%	7/25/57	4,076,582	3,942,605	(a)(d)
CSMC Trust, 2017-RPL1 B2	2.988%	7/25/57	4,676,961	4,285,385	(a)(d)
CSMC Trust, 2017-RPL1 B3	2.988%	7/25/57	3,976,476	3,136,430	(a)(d)
CSMC Trust, 2017-RPL1 B4	2.988%	7/25/57	4,190,862	812,910	(a)(d)
GoodLeap Sustainable Home Solutions Trust, 2021-5CS C	3.500%	10/20/48	2,517,000	2,457,143	(d)
Legacy Mortgage Asset Trust, 2019-GS2 A1, Step bond	3.750%	1/25/59	3,586,974	3,594,088	(d)
Lunar Structured Aircraft Portfolio Notes, 2021-1 B	3.432%	10/15/46	984,971	985,864	(d)
Mercury Financial Credit Card Master Trust, 2021-1A C	4.210%	3/20/26	5,000,000	5,030,204	(d)
Navient Private Education Refi Loan Trust, 2020-A B	3.160%	11/15/68	4,510,000	4,657,070	(d)
Navient Private Education Refi Loan Trust, 2020-BA B	2.770%	1/15/69	5,000,000	4,976,789	(d)
RAAC Trust, 2006-RP3 A (1 mo. USD LIBOR + 0.270%)	0.643%	5/25/36	163,247	162,607	(a)(d)

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2021 Annual Report	29

Schedule of investments (cont’d)

December 31, 2021

  Western Asset Mortgage Total Return Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount/ Units	Value
Asset-Backed Securities — continued
SBA Small Business Investment Cos., 2019- 10A 1	3.113%	3/10/29	$602,455	$631,886
SMB Private Education Loan Trust, 2014-A R	0.000%	9/15/45	22,179	2,852,027	(d)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	2,751	1,165,216	(d)
SMB Private Education Loan Trust, 2020-A B	3.000%	8/15/45	2,000,000	2,052,705	(d)
SMB Private Education Loan Trust, 2021-A C	2.990%	1/15/53	6,000,000	5,993,003	(d)
SoFi Professional Loan Program LLC, 2017-F R1	0.000%	1/25/41	25,000	580,019	(d)
SoFi Professional Loan Program Trust, 2020-A BFX	3.120%	5/15/46	3,200,000	3,248,766	(d)
Stonepeak, 2021-1A B	3.821%	2/28/33	2,843,323	2,823,387	(d)
Structured Asset Securities Corp. Mortgage
Loan Trust, 2006-ARS1 A1 (1 mo. USD LIBOR +0.220%)	0.322%	2/25/36	1,366,727	46,125	(a)(d)
Total Asset-Backed Securities (Cost — $85,314,839)				77,457,049

			Face Amount
U.S. Government &Agency Obligations — 0.0%††
U.S. Government Obligations — 0.0%††
U.S. Treasury Notes (Cost — $30,024)	0.375%	4/30/25	30,000	29,339
Total Investments before Short-Term Investments (Cost — $704,937,300)				694,583,366

			Shares
Short-Term Investments — 8.4%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $59,283,390)	0.010%		59,283,390	59,283,390	(g)
Total Investments — 106.7% (Cost — $764,220,690)				753,866,756
Liabilities in Excess of Other Assets — (6.7)%				(47,288,949)
Total Net Assets — 100.0%				$706,577,807

See Notes to Financial Statements.

30	Western Asset Mortgage Total Return Fund 2021 Annual Report

  Western Asset Mortgage Total Return Fund

††	Represents less than 0.1%.
(a)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2021, the Fund held TBA securities with a total cost of $54,087,540.
(c)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).
(f)	Security is valued using significant unobservable inputs (Note 1).
(g)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2021, the total market value of investments in Affiliated Companies was $59,283,390 and the cost was $59,283,390 (Note 8).

Abbreviation(s) used in this schedule:

ACES	— Alternative Credit Enhancement Securities

CAS	— Connecticut Avenue Securities

CMT	— Constant Maturity Treasury

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

PAC	— Planned Amortization Class

PO	— Principal Only

Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate
STRIPS	— Separate Trading of Registered Interest and Principal Securities
USD	— United States Dollar
UST	— United States Treasury

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
Eurodollar 2-Year Mid-Curve Futures, Call (Premiums received — $258,161)	2/11/22	$98.50	1,227	$3,067,500	$(237,731)

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2021 Annual Report	31

Schedule of investments (cont’d)

December 31, 2021

  Western Asset Mortgage Total Return Fund

At December 31, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	143	12/22	$35,434,807	$35,376,413	$(58,394)
90-Day Eurodollar	1,227	12/23	303,449,707	301,872,675	(1,577,032)
U.S. Treasury 5-Year Notes	174	3/22	20,976,207	21,049,921	73,714
U.S. Treasury 10-Year Notes	306	3/22	39,468,880	39,923,437	454,557
U.S. Treasury Ultra Long- Term Bonds	230	3/22	44,356,074	45,338,750	982,676
					(124,479)
Contracts to Sell:
U.S. Treasury 2-Year Notes	488	3/22	106,573,781	106,467,875	105,906
U.S. Treasury Long-Term Bonds	33	3/22	5,251,161	5,294,438	(43,277)
U.S. Treasury Ultra 10-Year Notes	127	3/22	18,309,561	18,597,563	(288,002)
					(225,373)
Net unrealized depreciation on open futures contracts					$(349,852)

At December 31, 2021, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$38,110,000	2/15/28	1.250% semi-annually	3-Month LIBOR quarterly	$99,887	$283,806
	9,800,000	8/15/28	1.130% annually	Daily SOFR Compound annually	75,394	(36,414)
	7,346,000	8/15/28	1.220% annually	Daily SOFR Compound annually	(10,794)	(2,648)
	3,025,000	2/15/47	1.520% annually	Daily SOFR Compound annually	(105,215)	66,813
Total	$58,281,000				$59,272	$311,557

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

32	Western Asset Mortgage Total Return Fund 2021 Annual Report

  Western Asset Mortgage Total Return Fund

Abbreviation(s) used in this table:

LIBOR	— London Interbank Offered Rate

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2021 Annual Report	33

Statement of assets and liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $704,937,300)	$694,583,366
Investments in affiliated securities, at value (Cost — $59,283,390)	59,283,390
Foreign currency, at value (Cost — $102,480)	96,385
Cash	1,127,010
Receivable for securities sold	14,646,023
Deposits with brokers for open futures contracts	3,223,014
Interest receivable	2,456,881
Deposits with brokers for centrally cleared swap contracts	729,000
Receivable for Fund shares sold	515,371
Receivable from broker — net variation margin on open futures contracts	361,575
Dividends receivable from affiliated investments	697
Other receivables	4,046
Prepaid expenses	37,085
Total Assets	777,063,843

Liabilities:
Payable for securities purchased	68,582,985
Payable for Fund shares repurchased	734,025
Investment management fee payable	297,858
Written options, at value (premiums received — $258,161)	237,731
Distributions payable	146,241
Service and/or distribution fees payable	118,563
Payable to broker — net variation margin on centrally cleared swap contracts	104,981
Trustees’ fees payable	2,218
Accrued expenses	261,434
Total Liabilities	70,486,036
Total Net Assets	$706,577,807

Net Assets:
Par value (Note 7)	$703
Paid-in capital in excess of par value	759,988,955
Total distributable earnings (loss)	(53,411,851)
Total Net Assets	$706,577,807

See Notes to Financial Statements.

34	Western Asset Mortgage Total Return Fund 2021 Annual Report

Net Assets:
Class 1	$21,898,726
Class A	$520,050,795
Class C	$9,514,157
Class C1	$497,774
Class I	$125,663,886
Class IS	$28,952,469

Shares Outstanding:
Class 1	2,177,511
Class A	51,769,163
Class C	946,988
Class C1	49,504
Class I	12,453,183
Class IS	2,867,619

Net Asset Value:
Class 1 (and redemption price)	$10.06
Class A (and redemption price)	$10.05
Class C*	$10.05
Class C1*	$10.06
Class I (and redemption price)	$10.09
Class IS (and redemption price)	$10.10
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.50

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2021 Annual Report	35

Statement of operations

For the Year Ended December 31, 2021

Investment Income:
Interest	$14,241,650
Dividends from affiliated investments	6,913
Total Investment Income	14,248,563

Expenses:
Investment management fee (Note 2)	3,670,587
Service and/or distribution fees (Notes 2 and 5)	1,414,579
Transfer agent fees (Note 5)	896,665
Registration fees	103,150
Fund accounting fees	74,730
Audit and tax fees	47,221
Legal fees	24,205
Trustees’ fees	12,329
Shareholder reports	11,776
Insurance	11,431
Commitment fees (Note 9)	5,860
Custody fees	2,010
Miscellaneous expenses	9,748
Total Expenses	6,284,291
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(15,107)
Net Expenses	6,269,184
Net Investment Income	7,979,379

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(1,456,584)
Futures contracts	435,087
Written options	476,549
Swap contracts	(479,730)
Net Realized Loss	(1,024,678)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(1,415,753)
Futures contracts	(51,797)
Written options	20,430
Swap contracts	284,704
Foreign currencies	(7,039)
Change in Net Unrealized Appreciation (Depreciation)	(1,169,455)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(2,194,133)
Increase in Net Assets From Operations	$5,785,246

See Notes to Financial Statements.

36	Western Asset Mortgage Total Return Fund 2021 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2021	2020

Operations:
Net investment income	$7,979,379	$20,113,540
Net realized gain (loss)	(1,024,678)	11,676,092
Change in net unrealized appreciation (depreciation)	(1,169,455)	(12,870,436)
Increase in Net Assets From Operations	5,785,246	18,919,196

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(19,774,704)	(32,054,791)
Decrease in Net Assets From Distributions to Shareholders	(19,774,704)	(32,054,791)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	125,993,678	322,974,625
Reinvestment of distributions	17,832,621	28,809,939
Cost of shares repurchased	(209,038,433)	(535,233,237)
Decrease in Net Assets From Fund Share Transactions	(65,212,134)	(183,448,673)
Decrease in Net Assets	(79,201,592)	(196,584,268)

Net Assets:
Beginning of year	785,779,399	982,363,667
End of year	$706,577,807	$785,779,399

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2021 Annual Report	37

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class 1 Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.25	$10.37	$10.22	$10.57	$10.50

Income (loss) from operations:
Net investment income	0.13	0.24	0.45	0.48	0.31
Net realized and unrealized gain (loss)	(0.03)	0.01 [2]	0.18	(0.25)	0.19
Total income from operations	0.10	0.25	0.63	0.23	0.50

Less distributions from:
Net investment income	(0.29)	(0.37)	(0.48)	(0.58)	(0.43)
Total distributions	(0.29)	(0.37)	(0.48)	(0.58)	(0.43)

Net asset value, end of year	$10.06	$10.25	$10.37	$10.22	$10.57
Total return[3]	1.03%	2.53%	6.31%	2.31%	4.82%

Net assets, end of year (000s)	$21,899	$24,394	$26,363	$28,093	$31,016

Ratios to average net assets:
Gross expenses	0.66%	0.70%	0.67%	0.68%	0.68%
Net expenses[4]	0.66 [5]	0.69 [5]	0.67 [5]	0.68	0.68
Net investment income	1.28	2.30	4.32	4.65	2.91

Portfolio turnover rate[6]	52%	108%	74%	64%	102%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 123%, 160%, 115%, 196% and 615% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

38	Western Asset Mortgage Total Return Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.24	$10.36	$10.21	$10.56	$10.49

Income (loss) from operations:
Net investment income	0.10	0.21	0.42	0.45	0.28
Net realized and unrealized gain (loss)	(0.02)	0.02 [2]	0.19	(0.25)	0.19
Total income from operations	0.08	0.23	0.61	0.20	0.47

Less distributions from:
Net investment income	(0.27)	(0.35)	(0.46)	(0.55)	(0.40)
Total distributions	(0.27)	(0.35)	(0.46)	(0.55)	(0.40)

Net asset value, end of year	$10.05	$10.24	$10.36	$10.21	$10.56
Total return[3]	0.77%	2.25%	6.01%	2.02%	4.53%

Net assets, end of year (millions)	$520	$521	$506	$463	$497

Ratios to average net assets:
Gross expenses	0.93%	0.96%	0.95%	0.96%	0.96%
Net expenses[4,5]	0.93	0.96	0.94	0.96	0.96
Net investment income	1.03	2.03	4.02	4.38	2.62

Portfolio turnover rate[6]	52%	108%	74%	64%	102%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 123%, 160%, 115%, 196% and 615% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2021 Annual Report	39

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.24	$10.36	$10.20	$10.55	$10.48

Income (loss) from operations:
Net investment income	0.03	0.14	0.35	0.38	0.19
Net realized and unrealized gain (loss)	(0.02)	0.02 [2]	0.19	(0.25)	0.21
Total income from operations	0.01	0.16	0.54	0.13	0.40

Less distributions from:
Net investment income	(0.20)	(0.28)	(0.38)	(0.48)	(0.33)
Total distributions	(0.20)	(0.28)	(0.38)	(0.48)	(0.33)

Net asset value, end of year	$10.05	$10.24	$10.36	$10.20	$10.55
Total return[3]	0.07%[4]	1.57%	5.39%	1.31%	3.81%

Net assets, end of year (000s)	$9,514	$14,849	$18,218	$16,060	$21,958

Ratios to average net assets:
Gross expenses	1.62%	1.64%	1.64%	1.65%	1.65%
Net expenses[5,6]	1.61	1.64	1.64	1.65	1.65
Net investment income	0.30	1.36	3.36	3.69	1.82

Portfolio turnover rate[7]	52%	108%	74%	64%	102%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes a payment by an affiliate to reimburse for an error. Absent this payment, total return would have been (0.03)% for the year ended December 31, 2021.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 123%, 160%, 115%, 196% and 615% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

40	Western Asset Mortgage Total Return Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.25	$10.37	$10.22	$10.57	$10.50

Income (loss) from operations:
Net investment income	0.03	0.15	0.39	0.41	0.23
Net realized and unrealized gain (loss)	(0.02)	0.02 [2]	0.18	(0.25)	0.19
Total income from operations	0.01	0.17	0.57	0.16	0.42

Less distributions from:
Net investment income	(0.20)	(0.29)	(0.42)	(0.51)	(0.35)
Total distributions	(0.20)	(0.29)	(0.42)	(0.51)	(0.35)

Net asset value, end of year	$10.06	$10.25	$10.37	$10.22	$10.57
Total return[3]	0.11%[4]	1.72%	5.65%	1.61%	4.08%

Net assets, end of year (000s)	$498	$1,271	$1,562	$9,267	$11,849

Ratios to average net assets:
Gross expenses	1.58%	1.49%	1.36%	1.38%	1.39%
Net expenses[5,6]	1.57	1.49	1.36	1.37	1.39
Net investment income	0.27	1.51	3.75	3.94	2.16

Portfolio turnover rate[7]	52%	108%	74%	64%	102%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes a payment by an affiliate to reimburse for an error. Absent this payment, total return would have been 0.01% for the year ended December 31, 2021.

[5]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 123%, 160%, 115%, 196% and 615% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2021 Annual Report	41

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.28	$10.41	$10.25	$10.61	$10.53

Income (loss) from operations:
Net investment income	0.13	0.24	0.44	0.48	0.32
Net realized and unrealized gain (loss)	(0.02)	0.01 [2]	0.21	(0.25)	0.19
Total income from operations	0.11	0.25	0.65	0.23	0.51

Less distributions from:
Net investment income	(0.30)	(0.38)	(0.49)	(0.59)	(0.43)
Total distributions	(0.30)	(0.38)	(0.49)	(0.59)	(0.43)

Net asset value, end of year	$10.09	$10.28	$10.41	$10.25	$10.61
Total return[3]	0.96%	2.56%	6.41%	2.36%	4.83%

Net assets, end of year (millions)	$126	$188	$415	$276	$245

Ratios to average net assets:
Gross expenses	0.64%	0.66%	0.67%	0.64%	0.66%
Net expenses[4]	0.64 [5]	0.66 [5]	0.67 [5]	0.64	0.66
Net investment income	1.27	2.38	4.26	4.69	2.96

Portfolio turnover rate[6]	52%	108%	74%	64%	102%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 123%, 160%, 115%, 196% and 615% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

42	Western Asset Mortgage Total Return Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.29	$10.42	$10.26	$10.61	$10.54

Income (loss) from operations:
Net investment income	0.14	0.25	0.43	0.49	0.33
Net realized and unrealized gain (loss)	(0.02)	0.01 [2]	0.23	(0.24)	0.18
Total income from operations	0.12	0.26	0.66	0.25	0.51

Less distributions from:
Net investment income	(0.31)	(0.39)	(0.50)	(0.60)	(0.44)
Total distributions	(0.31)	(0.39)	(0.50)	(0.60)	(0.44)

Net asset value, end of year	$10.10	$10.29	$10.42	$10.26	$10.61
Total return[3]	1.16%	2.56%	6.52%	2.44%	4.93%

Net assets, end of year (000s)	$28,952	$36,562	$15,120	$5,530	$5,687

Ratios to average net assets:
Gross expenses	0.55%	0.58%	0.56%	0.56%	0.56%
Net expenses[4]	0.54 [5]	0.58 [5]	0.56 [5]	0.56	0.56
Net investment income	1.36	2.41	4.16	4.77	3.05

Portfolio turnover rate[6]	52%	108%	74%	64%	102%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.60%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 123%, 160%, 115%, 196% and 615% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2021 Annual Report	43

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Mortgage Total Return Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

44	Western Asset Mortgage Total Return Fund 2021 Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Mortgage Total Return Fund 2021 Annual Report	45

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Mortgage-Backed Securities	—	$350,318,031	—	$350,318,031
Collateralized Mortgage Obligations	—	265,100,443	$1,678,504	266,778,947
Asset-Backed Securities	—	74,706,073	2,750,976	77,457,049
U.S. Government &Agency Obligations	—	29,339	—	29,339
Total Long-Term Investments	—	690,153,886	4,429,480	694,583,366
Short-Term Investments†	$59,283,390	—	—	59,283,390
Total Investments	$59,283,390	$690,153,886	$4,429,480	$753,866,756
Other Financial Instruments:
Futures Contracts††	$1,616,853	—	—	$1,616,853
Centrally Cleared Interest Rate Swaps††	—	$350,619	—	350,619
Total Other Financial Instruments	$1,616,853	$350,619	—	$1,967,472
Total	$60,900,243	$690,504,505	$4,429,480	$755,834,228

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	$237,731	—	—	$237,731
Futures Contracts††	1,966,705	—	—	1,966,705
Centrally Cleared Interest Rate Swaps††	—	$39,062	—	39,062
Total	$2,204,436	$39,062	—	$2,243,498

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

46	Western Asset Mortgage Total Return Fund 2021 Annual Report

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Western Asset Mortgage Total Return Fund 2021 Annual Report	47

Notes to financial statements (cont’d)

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2021, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2021, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the

48	Western Asset Mortgage Total Return Fund 2021 Annual Report

extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment

Western Asset Mortgage Total Return Fund 2021 Annual Report	49

Notes to financial statements (cont’d)

securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or

50	Western Asset Mortgage Total Return Fund 2021 Annual Report

limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2021, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is

Western Asset Mortgage Total Return Fund 2021 Annual Report	51

Notes to financial statements (cont’d)

determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

52	Western Asset Mortgage Total Return Fund 2021 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $4 billion	0.500%
Next $2 billion	0.450
Next $2 billion	0.400
Over $8 billion	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.75%, 0.70% and 0.60%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares and the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2021, fees waived and/or expenses reimbursed amounted to $15,107, which included an affiliated money market fund waiver of $15,009.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2021, the Fund had no remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA. For the year ended December 31, 2021, LMPFA did not recapture any fees.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C and Class C1 shares which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from

Western Asset Mortgage Total Return Fund 2021 Annual Report	53

Notes to financial statements (cont’d)

purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Legg Mason funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2021, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$188,848	—
CDSCs	2,502	$116

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$50,822,158	$847,735,087
Sales	45,752,322	906,638,506

At December 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$763,327,383	$27,988,880	$(37,449,507)	$(9,460,627)
Written options	(258,161)	20,430	—	20,430
Futures contracts	—	1,616,853	(1,966,705)	(349,852)
Swap contracts	59,272	350,619	(39,062)	311,557

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2021.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$1,616,853
Centrally cleared swap contracts[3]	350,619
Total	$1,967,472

54	Western Asset Mortgage Total Return Fund 2021 Annual Report

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Written options	$237,731
Futures contracts[2]	1,966,705
Centrally cleared swap contracts[3]	39,062
Total	$2,243,498

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Purchased options[1]	$(80,440)
Futures contracts	435,087
Written options	476,549
Swap contracts	(479,730)
Total	$351,466

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(51,797)
Written options	20,430
Swap contracts	284,704
Total	$253,337

Western Asset Mortgage Total Return Fund 2021 Annual Report	55

Notes to financial statements (cont’d)

During the year ended December 31, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$2,393
Written options	91,249
Futures contracts (to buy)	257,093,981
Futures contracts (to sell)	212,064,585

Average Notional Balance
Interest rate swap contracts	$56,861,769

†	At December 31, 2021, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00%, and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class 1	—		$28,148
Class A	$1,293,947	†	706,194
Class C	115,981		8,692
Class C1	4,651		2,223
Class I	—		150,128
Class IS	—		1,280
Total	$1,414,579		$896,665

†	Amount shown is exclusive of expense reimbursements. For the year ended December 31, 2021, the service and/or distribution fees reimbursed amounted to $97 for Class A shares.

For the year ended December 31, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$468
Class A	10,520
Class C	248
Class C1	16
Class I	3,188
Class IS	667
Total	$15,107

56	Western Asset Mortgage Total Return Fund 2021 Annual Report

6. Distributions to shareholders by class

	Year Ended December 31, 2021	Year Ended December 31, 2020
Net Investment Income:
Class 1	$665,632	$913,031
Class A	13,603,073	17,314,166
Class C	222,548	465,462
Class C1	12,789	42,077
Class I	4,317,117	12,118,226
Class IS	953,545	1,201,829
Total	$19,774,704	$32,054,791

7. Shares of beneficial interest

At December 31, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class 1
Shares sold	—	—	—	—
Shares issued on reinvestment	65,550	$665,638	89,303	$913,072
Shares repurchased	(267,992)	(2,728,590)	(250,849)	(2,576,793)
Net decrease	(202,442)	$(2,062,952)	(161,546)	$(1,663,721)

Class A
Shares sold	8,706,548	$88,456,525	11,983,474	$122,771,036
Shares issued on reinvestment	1,316,996	13,355,154	1,659,501	16,940,502
Shares repurchased	(9,108,675)	(92,534,676)	(11,637,785)	(118,850,871)
Net increase	914,869	$9,277,003	2,005,190	$20,860,667

Class C
Shares sold	40,138	$409,953	297,703	$3,078,232
Shares issued on reinvestment	19,868	201,521	40,744	415,765
Shares repurchased	(563,567)	(5,731,374)	(646,495)	(6,611,320)
Net decrease	(503,561)	$(5,119,900)	(308,048)	$(3,117,323)

Class C1
Shares sold	15,337	$156,353	21,012	$215,185
Shares issued on reinvestment	1,244	12,635	4,068	41,551
Shares repurchased	(91,122)	(930,317)	(51,693)	(526,529)
Net decrease	(74,541)	$(761,329)	(26,613)	$(269,793)

Western Asset Mortgage Total Return Fund 2021 Annual Report	57

Notes to financial statements (cont’d)

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I
Shares sold	2,733,643	$27,911,756	15,280,784	$157,502,397
Shares issued on reinvestment	332,000	3,383,391	977,618	10,029,253
Shares repurchased	(8,895,452)	(90,848,679)	(37,844,176)	(388,315,159)
Net decrease	(5,829,809)	$(59,553,532)	(21,585,774)	$(220,783,509)

Class IS
Shares sold	887,038	$9,059,091	3,844,427	$39,407,775
Shares issued on reinvestment	21,043	214,282	45,766	469,796
Shares repurchased	(1,593,280)	(16,264,797)	(1,789,133)	(18,352,565)
Net increase (decrease)	(685,199)	$(6,991,424)	2,101,060	$21,525,006

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2021. The following transactions were effected in such company for the year ended December 31, 2021.

	Affiliate Value at December 31,	Purchased		Sold
	2020	Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$72,821,421	$239,504,286	239,504,286	$253,042,317	253,042,317

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2021
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$6,913	—	$59,283,390

9. Redemption facility

Effective February 5, 2021, the Fund’s redemption facility (the “Redemption Facility”) was terminated and the Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency

58	Western Asset Mortgage Total Return Fund 2021 Annual Report

purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee. Under the Redemption Facility, the Fund had access to the aggregate amount of $485 million prior to February 5, 2021 and the following terms were in effect: the annual commitment fee to maintain the Redemption Facility was 0.15% incurred on the unused portion of the facility and there was an annual upfront fee of 0.06%. The aggregate commitment fees under the Global Credit Facility and Redemption Facility are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility nor the Redemption Facility during the year ended December 31, 2021.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2021	2020

Distributions paid from:
Ordinary income	$19,774,704	$32,054,791

As of December 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$2,801,535
Deferred capital losses*	(47,035,655)
Other book/tax temporary differences(a)	322,589
Unrealized appreciation (depreciation)(b)	(9,500,320)
Total distributable earnings (loss) — net	$(53,411,851)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities, the difference between the book and tax cost basis of partnership investments and other book/tax basis adjustments.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) –Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from

Western Asset Mortgage Total Return Fund 2021 Annual Report	59

Notes to financial statements (cont’d)

the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

13. Subsequent event

Subsequent to the year ended December 31, 2021, shareholder redemptions from Class C1 shares exceeded 50% of Class C1 net assets as of December 31, 2021.

60	Western Asset Mortgage Total Return Fund 2021 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Mortgage Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Mortgage Total Return Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 17, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Mortgage Total Return Fund 2021 Annual Report	61

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the

“LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

62	Western Asset Mortgage Total Return Fund

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in November 2021, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2020. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Western Asset Mortgage Total Return Fund	63

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Mortgage Total Return Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz
Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee3	51
Other Trusteeships held by Trustee during the past five years	None

64	Western Asset Mortgage Total Return Fund

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014);ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

Western Asset Mortgage Total Return Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017);Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018);Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

66	Western Asset Mortgage Total Return Fund

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since
1968)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 131 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason &Co., LLC (“Legg Mason &Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	129
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Mortgage Total Return Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

68	Western Asset Mortgage Total Return Fund

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

Western Asset Mortgage Total Return Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

70	Western Asset Mortgage Total Return Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2021:

	Pursuant to:	Amount Reported
Section 163(j) Interest Earned	§163(j)	$25,416,402

Western Asset Mortgage Total Return Fund	71

Western Asset

Mortgage Total Return Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.
#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Mortgage Total Return Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Mortgage Total Return Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Mortgage Total Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-6LM-FUND/656-3863.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD0316 2/22 SR22-4346

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2020 and December 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $161,623 in December 31, 2020 and $161,623 in December 31, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2020 and $0 in December 31, 2021.

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2020 and $40,000 in December 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in December 31, 2020 and $0 in December 31, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2020and December 31, 2021; Tax Fees were 100% and 100% for December 31, 2020 and December 31, 2021; and Other Fees were 100% and 100% for December 31, 2020 and December 31, 2021.

f) N/A

g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $773,011 in December 31, 2020 and $343,489 in December 31, 2021.

h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached  hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 24, 2022